SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT




                     Pursuant to Section 13 or Section 15(d)
                     of the Securities Exchange Act of 1934





                         Date of Report - June 14, 2000



                    CENTRAL HUDSON GAS & ELECTRIC CORPORATION
             (Exact name of registrant as specified in its charter)



NEW YORK                                1-3268                     14-0555980
----------------------         -----------------------           --------------
State or other                     (Commission File               (IRS Employer
jurisdiction of                     Identification)                   Number)
incorporation number

284 SOUTH AVENUE, POUGHKEEPSIE, NEW YORK                              12601-4879
----------------------------------------                          --------------
(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code (845) 452-2000

Item 5.   Other Events.

          Reference is made to Registrant's shelf Registration Statement, on Form S-3 (Registration No. 333-65597), filed with the Securities and Exchange Commission ("SEC") on October 13, 1998, as thereafter amended (as amended, the "Registration Statement"), for the registration under the Securities Act of 1933, as amended, of $110,000,000 aggregate principal amount of Registrant's unsecured debt securities (the "Debt Securities") that Registrant may issue in one or more series from time to time under Registrant's Indenture, dated as of April 1, 1992 (the "Indenture"), to U.S. Bank Trust National Association (formerly known as First Trust of New York, National Association) (as successor Trustee to Morgan Guaranty Trust Company of New York), as Trustee. On January 7, 1999, the SEC declared the Registration Statement effective.

          In connection with is medium-term note program, on January 8, 1999, Registrant created and established a series of the Debt Securities under the Indenture, in the aggregate principal amount of $110,000,000, designated as its "Medium-Term Notes, Series C" (the "Notes") and entered into a Distribution Agreement, dated January 8, 1999, with certain investment banking firms (the "Agents") for the offer and sale of the Notes from time to time.

          On June 13, 2000, Registrant issued and sold through certain of the Agents a tranche of the Notes in the aggregate principal amount of $40,000,000 (the "Notes of the Tranche"). The Notes of the Tranche bear a fixed annual interest rate of 7.32%, mature on June 13, 2001 and are not redeemable at the option of Registrant nor any holder thereof prior to maturity.

          Pursuant to the undertaking made by Registrant with the SEC in connection with the SEC's review of the Registration Statement, Registrant has filed as an exhibit to this Current Report on Form 8-K a legal opinion of its counsel, which specifically relates to and reflects the issuance and sale of the Notes of the Tranche.

Item 7.   Financial Statements and Exhibits

          (c) Exhibits. Following is the list of Exhibits furnished in accordance with the provisions of Item 601 of Regulation S-K, filed as part of this Current Report on Form 8-K:

 Exhibit Number
(Regulation S-K
    Item 601
  Designation)                        Exhibit
  ------------                        -------

         (5)      -        Opinion of counsel re legality.

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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      CENTRAL HUDSON GAS & ELECTRIC CORPORATION
                                                     (Registrant)


                                      By:           /s/ DONNA S. DOYLE
                                      ------------------------------------------
                                                    DONNA S. DOYLE
                                      Vice President - Accounting and Controller

Dated:  June 13, 2000

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


                                INDEX TO EXHIBITS


          Following is the index of Exhibits furnished in accordance with the provisions of Item 601 of Regulation S-K, filed as part of this Current Report on Form 8-K:

 Exhibit Number
(Regulation S-K
    Item 601
   Designation)                      Exhibit
   ------------                      -------

         (5)      -        Opinion of counsel re legality.



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